UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 18, 2006

The Allstate Corporation
(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification
incorporation)		number)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code  (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. – Financial Information

Item 2.02.            Results of Operations and Financial Condition.

On October 18, 2006 the registrant issued a press release announcing its financial results for the third quarter of 2006. A copy of the press release is furnished as Exhibit 99 to this report.

Section 9. – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

99            Registrant’s press release dated October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)

	By	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Controller

Dated: October 18, 2006